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                                                                      EXHIBIT 99

                           LOCAL FINANCIAL CORPORATION
                          REPORTS FIRST QUARTER RESULTS

Local Financial Corporation (the "Company") today announced first quarter basic earnings per share of $.37, up 12.1 percent from $.33 per share in the first quarter of 2001, which includes the effect of the Company's repurchase of 1.5 million of its outstanding shares. Net income for the quarter ended March 31, 2002, was $7.1 million, up from $6.8 million for the same period last year. Annualized return on stockholders' equity was 17.40 percent. Return on assets was 1.03 percent. "We are pleased with our first quarter earnings which we believe show the strength and stability of our bank despite the uncertainty of the current economic environment," stated Chairman and Chief Executive Officer Edward A. Townsend.

Net interest income for the quarter was $23.2 million, an increase of 12.4 percent as compared to $20.6 million for the same quarter in the prior year. Average interest-earning assets for the quarter increased over the first quarter of 2001 by $251.7 million or 10.5 percent primarily as a result of increases in the commercial loan portfolio. Net interest margin in the quarter was 3.50 percent compared with 3.44 percent in the same quarter of the prior year. The improvement in net interest margin reflects the increasing spreads arising from funding benefits in the declining rate environment last year. On a sequential quarter basis, spreads declined as interest rates on earning assets declined more rapidly than rates paid on interest-bearing liabilities.

The Company's continued focus on fee income resulted in a 27.4 percent increase in noninterest income during the first quarter of 2002 as compared with the same period in the prior year. Noninterest income for the quarter was $5.9 million, up from $4.6 million last year as a result of increased deposit-related service charges. Noninterest expense was $16.7 million as compared to $14.5 million in the prior year, primarily as a result of increases in compensation and data processing costs incurred to support new business and long-term growth strategies.

The Company's nonperforming assets totaled $12.4 million at March 31, 2002, an increase of $2.8 million over the prior quarter and an increase of $3.2 million over the same quarter in the prior year. The Company's ratio of nonperforming assets to total assets was .45 percent at March 31, 2002. Net charge-offs were $1.8 million and totaled .09 percent of average loans. The Company also increased its provision for loan losses to $1.8 million, up from $750,000 for the same period last year to cover net

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charge-offs and to recognize the increased probability that the recent economic slowdown will have an impact on its middle market commercial borrowers. "Although many of the forces which weakened the U.S. economy in the past year have diminished and the economy is showing signs of recovery, the Company is prepared for further increases in its nonperforming assets as a delayed result of the recent financial strain placed on small businesses and households," stated Mr. Townsend.

Local Financial, with assets of $2.8 billion, is the parent company of Local Oklahoma Bank, a national banking association which has 51 branch offices providing personalized banking services to businesses and individuals in 33 communities located in Oklahoma, with major concentration in the metropolitan areas of Oklahoma City, Tulsa, and Lawton.

                          ----------------------------

This news release may contain forward-looking statements that involve risk and uncertainties, with respect to the results of operations and other uncertainties that may not be known or anticipated by the Company. While management of the Company uses its best efforts to be accurate in making forward-looking statements, any such statements are subject to risks and uncertainties that could cause the Company's actual results to vary materially from the future results indicated in such forward-looking statements.

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                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                          ---------------------------      PERCENT
                                                             2002           2001            CHANGE
                                                          ------------   ------------    ------------
SELECTED FINANCIAL RATIOS:                                         (Unaudited)

Yield on earning assets                                          6.85 %         8.23 %         (16.8)
Cost of funds                                                    3.64           5.24           (30.5)
Interest rate spread                                             3.21           2.99             7.4
Net interest margin                                              3.50           3.44             1.7
Return on average assets before extraordinary item               1.03           1.09            (5.5)
Return on average equity before extraordinary item              17.40          17.26             0.8


                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                          ---------------------------      PERCENT
                                                             2002           2001            CHANGE
                                                          ------------   ------------    ------------
STATEMENT OF OPERATIONS DATA:                                       (Unaudited)

Net interest income                                     $      23,197         20,645            12.4
Provision for loan losses                                      (1,800)          (750)          140.0
Noninterest income                                              5,863          4,601            27.4
Noninterest expense                                            16,675         14,450            15.4
Income before extraordinary item                                7,079          6,775             4.5
Net income                                                      7,079          6,772             4.5


                                                                                            PERCENT
                                                            3/31/02       12/31/01          CHANGE
                                                          ------------   ------------    ------------
FINANCIAL CONDITION DATA:                                  (Unaudited)

Total assets                                            $   2,786,751      2,820,051            (1.2)
Loans receivable, net                                       1,964,953      1,972,145            (0.4)
Securities available for sale                                 139,785        193,736           (27.8)
Securities held to maturity                                   415,686        430,956            (3.5)
Deposits                                                    1,889,472      1,809,362             4.4
Advances from the Federal Home Loan Bank of Topeka            600,024        728,205           (17.6)
Senior Notes                                                   21,545         21,545               -
Mandatorily redeemable trust preferred securities              40,250         40,250               -
Stockholders' equity                                          167,432        163,536             2.4
Allowance for loan losses                                      27,657         27,621             0.1

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                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                                                                      THREE MONTHS ENDED
                                                       -----------------------------------------------------------------------------

                                                            3/31/02        12/31/01        09/30/01        06/30/01        03/31/01
                                                       --------------------------------------------    ------------    ------------
INTEREST AND DIVIDEND INCOME:
  Loans                                                $     34,471          36,911          37,725          38,003          39,311
  Securities available for sale and held
    to maturity                                               9,920          10,760           8,956           9,071           8,165
  Federal Home Loan Bank of Topeka and
    Federal Reserve Bank stock                                  518             549             524             499             417
  Other investments                                             107             186             687             376             998
                                                       --------------------------------------------    ------------    ------------
Total interest and dividend income                           45,016          48,406          47,892          47,949          48,891

INTEREST EXPENSE:
  Deposit accounts                                           13,652          15,596          18,152          19,461          22,417
  Advances from the Federal Home Loan Bank of Topeka          6,482           6,860           5,620           5,435           4,130
  Securities sold under agreements to repurchase
    and other borrowings                                        127             205             419             530             486
  Senior notes                                                  636             661           1,212           1,212           1,213
  Trust preferred securities                                    922             938              97              --              --
                                                       --------------------------------------------    ------------    ------------
Total interest expense                                       21,819          24,260          25,500          26,638          28,246

Net interest and dividend income                             23,197          24,146          22,392          21,311          20,645
  Provision for loan losses                                  (1,800)         (1,725)         (1,775)         (1,150)           (750)
                                                       --------------------------------------------    ------------    ------------
Net interest and dividend income after provision
  for loan losses                                            21,397          22,421          20,617          20,161          19,895

NONINTEREST INCOME:
  Deposit related income                                      4,293           4,291           3,802           3,805           3,117
  Loan fees and loan service charges                            526             446             458             674             505
  Net gains on sale of assets                                    70             100             222             201             105
  Other                                                         974             844             815             841             874
                                                       --------------------------------------------    ------------    ------------
Total noninterest income                                      5,863           5,681           5,297           5,521           4,601

NONINTEREST EXPENSE:
  Compensation and employee benefits                          9,786           9,681           8,357           8,630           7,822
  Equipment and data processing                               1,867           1,689           1,633           1,615           1,624
  Occupancy                                                   1,187           1,088             999             921             970
  Advertising                                                   139             225             125              86             103
  Professional fees                                             264             493             329             253             411
  Other                                                       3,432           3,855           3,638           3,653           3,520
                                                       --------------------------------------------    ------------    ------------
Total noninterest expense                                    16,675          17,031          15,081          15,158          14,450
                                                       --------------------------------------------    ------------    ------------

Income before income taxes and extraordinary item            10,585          11,071          10,833          10,524          10,046

  Provision for income taxes                                  3,506           3,985           3,639           3,472           3,271
                                                       --------------------------------------------    ------------    ------------

Income before extraordinary item                              7,079           7,086           7,194           7,052           6,775
                                                       --------------------------------------------    ------------    ------------

Extraordinary item - purchase and retirement
  of senior notes, net of tax                                    --          (1,626)             --              (1)             (3)
                                                       --------------------------------------------    ------------    ------------

Net income                                             $      7,079           5,460           7,194           7,051           6,772
                                                       ============================================    ============    ============


Earnings per share:
  Income before extraordinary item:
    Basic                                              $       0.37            0.36            0.35            0.34            0.33
                                                       ============================================    ============    ============
    Diluted                                            $       0.36            0.35            0.34            0.33            0.32
                                                       ============================================    ============    ============
  Net income:
    Basic                                              $       0.37            0.27            0.35            0.34            0.33
                                                       ============================================    ============    ============
    Diluted                                            $       0.36            0.27            0.34            0.33            0.32
                                                       ============================================    ============    ============

Average shares outstanding:
    Basic                                                19,174,092      19,860,413      20,539,209      20,539,209      20,538,853
                                                       ============================================    ============    ============
    Diluted                                              19,887,590      20,420,547      21,349,796      21,226,583      21,131,920
                                                       ============================================    ============    ============

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                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                                  3/31/02         12/31/01       % CHANGE
                                                                                -----------      -----------     --------
                                                                                (Unaudited)
ASSETS

Cash and due from banks                                                         $    35,142           50,791        (30.8)
Interest bearing deposits with other banks                                           68,300            9,700        604.1
Securities available for sale                                                       139,785          193,736        (27.8)
Securities held to maturity                                                         415,686          430,956         (3.5)
Loans receivable, net of allowance for loan losses of $27,657
   at March 31, 2002 and $27,621 at December 31, 2001                             1,964,953        1,972,145         (0.4)
Federal Home Loan Bank of Topeka and Federal Reserve
  Bank stock, at cost                                                                39,916           42,213         (5.4)
Premises and equipment, net                                                          40,737           38,751          5.1
Assets acquired through foreclosure and repossession, net                             1,780            1,910         (6.8)
Intangible assets, net                                                               15,548           15,548           --
Current and deferred taxes, net                                                       6,720            7,408         (9.3)
Other assets                                                                         58,184           56,893          2.3
                                                                                -----------      -----------

           Total assets                                                         $ 2,786,751        2,820,051         (1.2)
                                                                                ===========      ===========      =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                                     $   682,198          636,315          7.2
     Savings                                                                         75,104           70,932          5.9
     Time                                                                         1,132,170        1,102,115          2.7
                                                                                -----------      -----------

           Total deposits                                                         1,889,472        1,809,362          4.4

Advances from the Federal Home Loan Bank of Topeka                                  600,024          728,205        (17.6)
Securities sold under agreements to repurchase                                       46,016           38,694         18.9
Senior notes                                                                         21,545           21,545           --
Other liabilities                                                                    22,012           18,459         19.2

Mandatorily redeemable trust preferred securities                                    40,250           40,250           --

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized; 20,646,769 shares issued and 19,157,425 shares outstanding at March 31, 2002 and
      20,539,269 shares issued and 19,199,925 shares outstanding at
      December 31, 2001                                                                 206              205          0.5

   Preferred Stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                                   --               --           --
   Additional paid-in capital                                                       206,847          205,773          0.5
   Retained earnings                                                                129,559          122,480          5.8
   Treasury stock, 1,489,344 shares at March 31, 2002 and
      1,339,344 shares at December 31, 2001, at cost                               (171,340)        (169,031)         1.4
   Accumulated other comprehensive income, net of tax                                 2,160            4,109        (47.4)
                                                                                -----------      -----------

           Total stockholders' equity                                               167,432          163,536          2.4
                                                                                -----------      -----------

           Total liabilities and stockholders' equity                           $ 2,786,751        2,820,051         (1.2)
                                                                                ===========      ===========      =======

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                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)


                                                                 3/31/02        12/31/01   NET CHANGE    3/31/01      NET CHANGE
                                                               -----------      --------   ----------    -------      ----------
                                                                       (Unaudited)                     (Unaudited)
Non-accruing loans:
   Single-family residential                                      $ 2,856        2,395          461      $ 3,951       (1,095)
   Commercial                                                       7,292        4,665        2,627        3,283        4,009
   Construction                                                        30           --           30           62          (32)
   Consumer                                                           410          627         (217)         930         (520)
                                                                  -------      -------      -------      -------      -------
      Total                                                        10,588        7,687        2,901        8,226        2,362

Accruing loans 90 days or more delinquent:
   Single-family residential                                           --           --           --           --           --
   Commercial                                                          41           30           11           30           11
   Construction                                                        --           --           --           --           --
   Consumer                                                            --           --           --           59          (59)
                                                                  -------      -------      -------      -------      -------
      Total                                                            41           30           11           89          (48)

Foreclosed Assets:
   Single-family residential                                          944        1,195         (251)         302          642
   Commercial                                                         631          581           50          414          217
   Construction                                                        --           --           --           --           --
   Consumer                                                           205          134           71          223          (18)
                                                                  -------      -------      -------      -------      -------
      Total foreclosures                                            1,780        1,910         (130)         939          841
                                                                  -------      -------      -------      -------      -------
Total non-performing assets                                       $12,409        9,627        2,782      $ 9,254        3,155
                                                                  =======      =======      =======      =======      =======



Total non-performing assets as a percentage of total assets          0.45%        0.34%                     0.36%
                                                                  =======      =======                   =======


Total non-performing loans as a percentage of total allowance       38.43%       27.94%                    29.67%
                                                                  =======      =======                   =======


Total non-performing assets as a percentage of total loans           0.62%        0.48%                     0.49%
                                                                  =======      =======                   =======


Total non-performing loans as a percentage of total loans            0.53%        0.39%                     0.44%
                                                                  =======      =======                   =======


Total non-performing loans as a percentage of total capital          6.35%        4.72%                     5.04%
                                                                  =======      =======                   =======

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                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)


                                        THREE MONTHS ENDED             YEAR ENDED
                                             MARCH 31,                 DECEMBER 31,
                                   ----------------------------      --------------
                                      2002              2001              2001
                                   ----------------------------      --------------
                                           (Unaudited)

Beginning Balance                  $ 27,621            28,345          $ 28,345

Provision                             1,800               750             5,400

Charge-Offs
     Commercial                      (1,401)             (419)           (3,606)
     Consumer                          (433)             (710)           (2,178)
     Residential                        (33)             (126)             (805)
                                   --------          --------          --------
          Total Charge-Offs          (1,867)           (1,255)           (6,589)
                                   --------          --------          --------

Recoveries                              103               187               465

                                   --------          --------          --------
Net Losses                           (1,764)           (1,068)           (6,124)
                                   --------          --------          --------

                                   --------          --------          --------
Ending Balance                     $ 27,657            28,027          $ 27,621
                                   ========          ========          ========


Net Losses To Average Loans            0.09%             0.06%             0.32%
                                   ========          ========          ========